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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 24, 2000



                                   L90, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                           000-28893         95-4761069
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(State or other jurisdiction                  (Commission    (IRS Employer
of incorporation or organization)             File Number)   Identification No.)

  2020 Santa Monica Blvd., Ste. 400
  Santa Monica, California                        90404
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(Address of principal executive offices)        (Zip Code)

      Registrant's telephone number, including area code:  (310) 315-1199

                                Not Applicable
                   -----------------------------------------
         (Former name or former address, if changed since last report)

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                      This Report consists of ___ pages.

                      The Exhibit Index appears on page 5.
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Item 2.  Acquisition or Disposition of Assets.

Acquisition of webMillion.com, Inc.
-----------------------------------

          On July 24, 2000, the Registrant consummated an Agreement and Plan of Merger (the "Merger Agreement") among the Registrant, WM Acquisition Corp., a wholly-owned subsidiary of the Registrant, webMillion.com, Inc. ("webMillion"), Anthony Hauser, and Kenneth Adcock. Pursuant to the Merger Agreement, the Registrant issued 1,901,381 shares of its Common Stock, $0.001 par value (the "Merger Shares"), to all the shareholders of webMillion. Holders of warrants of webMillion received, in the aggregate, the right to purchase from the Registrant 98,619 shares of Common Stock at a price per share of $1.9792. A total of 361,063 of the Merger Shares are being held in a three year escrow (the "Escrow Shares") as security for the indemnification obligations of webMillion's former shareholders pursuant to the Merger Agreement. A majority of outstanding voting securities of webMillion were owned by Messrs. Hauser and Adcock. The transaction was structured as a reverse triangular merger and will be accounted for through the purchase method of accounting. As a result of the tax free purchase, webMillion now is a wholly-owned subsidiary of the Registrant. There is no material relationship between Messrs. Hauser and Adcock, the Registrant, the Registrant's affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

          WebMillion.com is a platform for direct marketing programs. Internet users are able to join webMillion's website for free and play a "pick-six" game daily to qualify for a weekly drawing for $3 million. They can also register to receive a variety of promotional offers. Members can win other cash prizes, gift certificates and additional picks through other games as well.

          Copies of the Merger Agreement, the Amendment to the Agreement and Plan of Merger and the press release issued by the Registrant are appended as exhibits to this Report.

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Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired
     -------------------------------------------

          The financial statements required to be filed under this Item shall be filed by amendment not later than 60 days after the date that this Current Report is required to be filed.

(b)  Pro Forma Financial Information
     -------------------------------

          The pro forma financial information required to be filed under this Item shall be filed by amendment not later than 60 days after the date that this Current Report is required to be filed.

(c)  Exhibits
     --------

Document Description                             Exhibit No.
--------------------                             -----------
Agreement and Plan of Merger, dated as               2.1
of July 7, 2000, by and among the
Registrant, WM Acquisition Corp. a
wholly-owned subsidiary of the
Registrant, and webMillion.com, Inc.,
Anthony Hauser, and Kenneth Adcock.

Amendment to the Agreement and Plan of               2.2
Merger, dated as of July 24, 2000.

Registrant's Press Release dated July               99.1
10, 2000 with respect to the
Agreement and Plan of Merger.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2000                 L90, Inc.
                              a Delaware corporation


                              By: /s/ John C. Bohan
                                  -----------------
                                      President

                                       4
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                                 EXHIBIT INDEX

Document Description                             Exhibit No.
--------------------                             -----------
Agreement and Plan of Merger, dated as               2.1
of July 7, 2000, by and among the
Registrant, WM Acquisition Corp. a
wholly-owned subsidiary of the
Registrant, and webMillion.com, Inc.,
Anthony Hauser, and Kenneth Adcock.

Amendment to the Agreement and Plan of               2.2
Merger, dated as of July 24, 2000.

Registrant's Press Release dated July               99.1
10, 2000 with respect to the
Agreement and Plan of Merger.

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